                        AGREEMENT FOR ADMINISTRATIVE SERVICES


This Agreement for administrative services is made and entered into by and between Protective Life Corporation (herein "PLC"), a Delaware business corporation with its principal place of business at 2801 Highway 280 South, Birmingham, Alabama, and members of the PLC holding company system as set forth in Exhibit A attached hereto and incorporated herein as fully as if set forth at this point.

WHEREAS, PLC's principal business is that of an insurance holding company and it makes available certain administrative and other services for members of its holding company system; and

WHEREAS, the companies set forth on Exhibit A are members of the PLC holding company system; and

WHEREAS, the members of the PLC holding company system set forth on Exhibit A from time to time, require administrative services which services can be provided by PLC; and

WHEREAS, the management of PLC, and the managements of the members of the PLC holding company system set forth on Exhibit A have determined that it is desirable and in the best interest of PLC, and the members of the PLC holding company system set forth on Exhibit A and their respective shareholders to enter into a contractual agreement for administrative services, subject to the terms and conditions hereinbelow set forth.

NOW THEREFORE, in consideration of the covenants and agreements herein contained, and in order to prescribe the terms and conditions of the administrative services to be provided by PLC, the parties hereto mutually agree as follows:

                                      ARTICLE I

All administrative services to be performed under this Agreement shall be for an initial term of twelve (12) months, beginning on October 1, 1988, and shall automatically renew on each anniversary for a like period under the terms and conditions hereof, unless either party hereto gives the other written notice at least sixty (60) days prior to the end of any term of its intent not to renew this Agreement for another term.

                                      ARTICLE II

Costs of administrative services not otherwise specifically provided for by separate agreements between PLC and members of the PLC holding company system set forth on Exhibit A which are provided by one member company of the PLC holding company system to another company within said holding company system shall be shared by PLC and the members of the PLC holding company system set forth on Exhibit A in accordance with generally accepted accounting principles. Such costs shall be accumulated and settled monthly.

                                     ARTICLE III

Exhibit A may be amended from time to time by the parties.


IN WITNESS WHEREOF, PLC and the members of the PLC holding company system set forth on Exhibit A have caused this instrument to be executed by their duly authorized officers and their seals to be affixed hereto.


                                         PROTECTIVE LIFE CORPORATION

                                     BY: /s/ Louis Henderson, Jr.
                                         -----------------------------------

                                  TITLE: Senior Vice President, Operations
                                         -----------------------------------

ATTEST:

/s/ Ryburn H. Bailey
------------------------------

                                         HOTEL DEVELOPMENT COMPANY, INC.

                                     BY: /s/ David Whitehurst
                                         -----------------------------------

                                  TITLE: Treasurer
                                         -----------------------------------

ATTEST:

/s/ Laurie Ellen Shumaker
------------------------------

                                         PROTECTIVE EQUITY SERVICES, INC.

                                     BY: /s/ David Whitehurst
                                         -----------------------------------

                                  TITLE: Treasurer
                                         -----------------------------------

ATTEST:

/s/ John K. Wright
------------------------------

                                         FIRST PROTECTIVE INSURANCE GROUP, INC.

                                     BY: /s/ David Whitehurst
                                         --------------------------------------

                                  TITLE: Vice President
                                         --------------------------------------

ATTEST:

/s/ Ryburn H. Bailey
------------------------------

                                         PROTECTIVE FINANCIAL CORPORATION

                                     BY: /s/ David Whitehurst
                                         --------------------------------------

                                  TITLE: Vice President
                                         --------------------------------------

ATTEST:

/s/ Ryburn H. Bailey
------------------------------

                                         PROTECTIVE LIFE INSURANCE COMPANY

                                     BY: /s/ Louis Henderson, Jr.
                                         --------------------------------------

                                  TITLE: Senior Vice President, Operations
                                         --------------------------------------

ATTEST:

/s/ Natalie R. Reid
------------------------------

                                         UNITED FOUNDERS LIFE INSURANCE COMPANY

                                     BY: /s/ Louis Henderson, Jr.
                                         --------------------------------------

                                  TITLE: President
                                         --------------------------------------

ATTEST:

/s/ Natalie R. Reid
------------------------------

                                         AMERICAN FOUNDATION LIFE INSURANCE
                                           COMPANY

                                     BY: /s/ Louis Henderson, Jr.
                                         --------------------------------------

                                  TITLE: Senior Vice President, Operations
                                         --------------------------------------

ATTEST:

/s/ Natalie R. Reid
------------------------------

                                         PROTECTIVE BENEFITS COMMUNICATIONS,
                                           INC.

                                     BY: /s/ David Whitehurst
                                         --------------------------------------

                                  TITLE: Vice President
                                         --------------------------------------

ATTEST:

/s/ Lizabeth Reynolds
------------------------------

                                         R.L. HERNDON & ASSOCIATES, INC.

                                     BY: /s/ A. S. Williams, III
                                         --------------------------------------

                                  TITLE: Treasurer
                                         --------------------------------------

ATTEST:

/s/ Laurie Ellen Shumaker
------------------------------
                                         CENTRAL SECURITY LIFE INSURANCE COMPANY

                                     BY: /s/ Louis Henderson, Jr.
                                         --------------------------------------

                                  TITLE: Senior Vice President, Operations
                                         --------------------------------------

ATTEST:

/s/ Ryburn H. Bailey
------------------------------
                                         PROTELCOM, INC.

                                     BY: /s/ David Whitehurst
                                         --------------------------------------

                                  TITLE: Treasurer
                                         --------------------------------------

ATTEST:

/s/ Laurie Ellen Shumaker
------------------------------

                                      EXHIBIT A

                  (to Agreement for Administrative Services between
                    Protective Life Corporation and subsidiaries)


                                As of January 21, 1998

Protective Life Insurance Company (October 1, 1988)
(merged out of existence September 29, 1990)
American Foundation Life Insurance Company (October 1, 1988)
(sold to Champion Life Insurance Company, effective November 3, 1988) Protective Benefits Communications, Inc. (October 1, 1988)
(October 1, 1988) (renamed Financial Protection Marketing, Inc. as of May 3,
     1990)
ProTelcom, Inc. (October 1, 1988)
Hotel Development Company, Inc. (October 1, 1988)
(October 1, 1988) (renamed ProEquities, Inc. as of March 2, 1995)
First Protective Insurance Group, Inc. (October 1, 1988)
(October 1, 1988) (renamed Voluntary Benefits International, Inc. as of
     October 2, 1991)
(March 1, 1992) (dissolved February 27, 1996)
Empire General Life Assurance Corporation (June 19, 1992)
Capital Investors Life Insurance Company (January 1, 1993)
Product Resource Group, Inc. (February 12, 1993)
Protective Life Insurance Corporation of Alabama (March 8, 1993)
(April 20, 1993) (merged into Financial Services Investment Affiliate, Inc.
     as of December 29, 1993)
(April 20, 1993) (merged into Protective Equity Services, Inc. as of June 1,
     1994)
Specialty Asset Management Corporation (July 21, 1993)
Wisconsin National Life Insurance Company (July 30, 1993)
Protective Equity Services of Ohio, Inc. (September 1, 1993)
Protective Equity Services of Maryland, Inc. (September 1, 1993)
Investment Distributors, Inc. (September 1, 1993)
Investment Distributors Advisory Services, Inc. (September 1, 1993)
National Health Care Systems of Florida, Inc. (March 20, 1995)
Protective Finance Corporation (March 5, 1996)
Protective Life Insurance Company of Kentucky (May 1, 1996)
Protective Real Estate Holdings, Inc. (June 28, 1996)
Community National Assurance Company (December 31, 1996)
Protective Marketing Enterprises, Inc. (June 4, 1997)
Protective Life Insurance Company of Ohio (December 22, 1997)
Western Diversified Life Insurance Company (September 30, 1997)
Western Diversified Capital Funding Corporation (September 30, 1997)

Citizen's Accident & Health Insurance Company (September 30, 1997) Western Diversified Casualty Insurance Company (September 30, 1997) Western Diversified Services, Inc. (September 30, 1997)